MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED APRIL 10, 2009 TO PROSPECTUS DATED JULY 31, 2008

The following disclosure applies to each of the Money Market Funds:

On April 8, 2009, the Board of Trustees of Northern Funds approved the participation by each of the California Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (together, the “Funds”) in the subsequent extension (the “Subsequent Extension”) of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program was previously due to expire on April 30, 2009. The Program protects the net asset value (“NAV”) of certain shares owned by a shareholder of record in the Funds at the close of business on September 19, 2008. Pursuant to the Program, a shareholder would receive payment in the amount of $1.00 per covered share upon liquidation of the Fund, if the Fund’s market-based NAV per share falls below $0.995 and is not immediately restored to $1.00 (a “Guarantee Event”). Upon the occurrence of a Guarantee Event, a Fund’s Board of Trustees must, in the absence of an intervening “cure” event, promptly initiate all actions necessary under state and federal law to commence liquidation of that Fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and $1.00 per share. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be guaranteed. If a covered shareholder closes his or her account with the Funds or a broker-dealer or other intermediary after September 19, 2008, any future investment in the Portfolios will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund, which as of February 28, 2009, was comprised of approximately $49 billion in assets.

Each Fund will bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation in the Subsequent Extension is 0.015% of the NAV of each of the Funds as of September 19, 2008.

The Subsequent Extension terminates on September 18, 2009, and the Treasury Department currently has no authority to extend the Program beyond that date.

Further information about the Program can be obtained at www.ustreas.gov. Any questions regarding the Funds’ participation in the Program should be addressed to Northern Trust at 800-595-9111.

This supplement, the above referenced prospectus and each Fund itself are not in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NFSPTMM 04/09

NORTHERN FUNDS PROSPECTUS